Exhibit 32
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                                  CERTIFICATION

I, Kevin T. Gannon, Chairman, Chief Executive Officer, and Chief Financial Officer, of Whiteford Partners, L.P., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1. The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2003, (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:
                                               /s/ Kevin T. Gannon
                                               -------------------
                                        Name:  Kevin T. Gannon

                                        Title: Chairman, Chief Executive Officer
                                               and Chief Financial Officer